Exhibit 99.1

RXi Pharmaceuticals Corporation Changes Name to Phio Pharmaceuticals Corp.

-Reflects Company’s Transition to Develop Groundbreaking Immuno-Oncology Therapeutics-

-Trading Under Nasdaq Symbol "PHIO" Begins Today, November 19-

MARLBOROUGH, Mass., November 19, 2018 /PRNewswire/ Phio Pharmaceuticals Corp. (NASDAQ: PHIO), a biotechnology company developing the next generation of immuno-oncology therapeutics based on its proprietary self-delivering RNAi (sd-rxRNA®) therapeutic platform, announced that its corporate name change from RXi Pharmaceuticals Corporation to Phio Pharmaceuticals Corp. became effective at 12:01 a.m. Eastern Time today, November 19, 2018. In connection with the name change, the Company’s shares of common stock will trade under a new ticker symbol, “PHIO,” and a new CUSIP number, 71880W204, at the market open today. In addition, the Company’s warrants that are currently trading on the Nasdaq Capital Market will begin trading under the new ticker symbol, “PHIOW,” and new CUSIP number, 71880W105. Concurrently, the Company is launching a new website, www.phiopharma.com.

Said Dr. Gerrit Dispersyn, President & COO of Phio Pharmaceuticals, “The name change from RXi Pharmaceuticals to Phio Pharmaceuticals reflects the completion of our Company’s transition from a platform company to one that is fully committed to develop groundbreaking immuno-oncology therapeutics based on our self-delivering RNAi platform.”

About Phio Pharmaceuticals Corp.

Phio Pharmaceuticals Corp. (NASDAQ: PHIO) is a biotechnology company developing the next generation of immuno-oncology therapeutics based on its self-delivering RNAi (sd-rxRNA®) therapeutic platform. The Company's discovery and research efforts are focused on developing sd-rxRNA therapeutic compounds to be used in the context of adoptive cell transfer by targeting checkpoints or other gene targets, or to be used in immunotherapy following intratumoral injection. We aim to maximize the power of our sd-rxRNA therapeutic compounds by weaponizing therapeutic immune effector cells to attack cancer, and to make tumors more susceptible to such attacks, and ultimately provide patients battling cancers with a powerful new treatment option that goes beyond current treatment modalities. Phio intends to develop immuno-oncology therapeutics on our own and in collaboration with partners. For additional information, visit the Company's website, www.phiopharma.com.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. These statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results may differ materially from those indicated in the forward-looking statements as a result of a number of important factors, including, but not limited to, the safety and efficacy of our product candidates, future success of our clinical trials and scientific studies, expected duration of available cash runway, our ability to enter into strategic partnerships and the future success of these strategic partnerships, the availability of funds and resources to pursue our research and development projects and general economic conditions. Our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q include detailed risks under the caption "Risk Factors" that may affect our business, results of operations and financial condition. Readers are urged to review these risk factors and to not act in reliance on any forward-looking statements, as actual results may differ from those contemplated by our forward-looking statements. Phio does not undertake to update forward-looking statements to reflect a change in its views, events or circumstances that occur after the date of this release.

Contact

Phio Pharmaceuticals Corp.

ir@phiopharma.com

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